UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2006

Aventura Holdings, Inc.

(Exact name of registrant as specified in its charter)

Florida

(State or Other Jurisdiction of Incorporation)

033-42498	65-024624
(Commission File Number)	(IRS Employer Identification Number)

2650 Biscayne Blvd., First Floor, Miami, FL 33137

(Address of Principal Executive Offices)

(305) 937-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

EXPLANATORY NOTE

On October 2, 2006, Aventura Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “8-K”) with respect to its acquisition of an additional 30% of the equity of Ohio Funding Group, Inc., a Michigan corporation (“Ohio Funding”). As a result of this transaction, the Company acquired a controlling (60%) position in Ohio Funding. By this Amendment No. 1 to the 8-K, the Company is amending and restating Item 9.01 thereof to include certain audited financial statements of Ohio Funding.

(a)	Financial Statements of Businesses Acquired.

The following financial statements of Ohio Funding are filed herewith as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference thereto:

•	Report of Jewett, Schwartz, Wolfe & Associates

•	Audited Balance Sheets as of December 31, 2006; December 31, 2005; and December 31, 2004.

•	Audited Statements of Operations as of December 31, 2006; December 31, 2005; and December 31, 2004.

•	Statements of Changes in Shareholder’s Equity as of December 31, 2006; December 31, 2005; and December 31, 2004.

•	Statements of Cash Flows as of December 31, 2006; December 31, 2005; and December 31, 2004.

•	Notes to Financial Statements

(b)	Pro Forma Financial Information.

N/A

(c)	Shell Company Transactions.

N/A

(d)	Exhibits.

99.1	Ohio Funding Group, Inc. Financial Statements

•	Report of Jewett, Schwartz, Wolfe & Associates

•	Audited Balance Sheets as of December 31, 2006; December 31, 2005; and December 31, 2004.

•	Audited Statements of Operations as of December 31, 2006; December 31, 2005; and December 31, 2004.

•	Statements of Changes in Shareholder’s Equity as of December 31, 2006; December 31, 2005; and December 31, 2004.

•	Statements of Cash Flows as of December 31, 2006; December 31, 2005; and December 31, 2004.

•	Notes to Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Aventura Holdings, Inc. (Registrant)

Dated: April 16, 2007	By:	/s/ Craig Waltzer
Craig Waltzer
	Its:	President

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